                             SCHRODER ALL-ASIA FUND
                    PROSPECTUS SUPPLEMENT DATED JULY 3, 2000
                To Class A Shares Prospectus dated March 1, 2000

Schroder All-Asia Fund has redeemed all of its interest in Schroder Asian Growth Fund Portfolio and Schroder Japan Portfolio and invests directly in portfolio securities, thus eliminating the previous two-tier investment structure.

Accordingly, the Fund no longer bears a proportionate share of the advisory fees paid by the Portfolios. Instead, under the Fund's investment advisory agreement with Schroder, the Fund now pays Schroder a monthly fee at the annual contractual rate of 0.90% of the Fund's average daily net assets, as described in the second paragraph under "Investment Advisory Fees" on page 15 of the Prospectus. Schroder no longer receives a monthly fee for asset allocation services under the agreement (formerly paid at the annual rate of 0.20% of the Fund's average daily net assets invested in the Portfolios). Pursuant to an amendment to the Fund's administration agreement with Schroder Fund Advisors Inc. ("Schroder Advisors"), the Fund pays administrative fees to Schroder Advisors at the annual rate of 0.10% of the Fund's average daily net assets, which is equal to the aggregate of the rates at which the Fund and the Portfolios paid administrative fees to Schroder Advisors prior to abandonment of the two-tier structure. Schroder continues to be contractually obligated to reduce its compensation (and, if necessary, to pay certain other Fund expenses) until October 31, 2000 to the extent that the Fund's total operating expenses attributable to its Class A Shares exceed the annual rate of 1.95% (based on the average daily net assets of the Fund).

In accordance with these changes, the "Annual Fund Operating Expenses" table on page 8 of the Prospectus is amended in its entirety as follows:

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets):

Management Fees (2).........................................   1.00%
Distribution (12b-1) Fees...................................   None
Other Expenses (3)..........................................   1.32%
                                                              -----
Total Annual Fund Operating Expenses........................   2.32%
Fee Waiver and/or Expense Limitation (4)....................   0.37%
                                                              -----
Net Expenses (4)............................................   1.95%
                                                              =====

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(2) Management Fees include all fees payable to Schroder and its affiliates for fund administrative services. The Fund pays administrative fees to Schroder Fund Advisors Inc. at the annual rate of 0.10% of the Fund's average daily net assets.

(3) Other Expenses include a 0.25% shareholder servicing fee.

(4) The Net Expenses shown above reflect the effect of contractually imposed expense limitations and/or fee waivers, in effect through October 31, 2000, on the Total Annual Fund Operating Expenses of the Fund.

In addition, the "Example" on page 9 of the Prospectus is amended as follows:

1 year    3 years   5 years   10 years
-------   -------   -------   --------
$   757   $ 1,232   $ 1,725   $ 3,075